INCOME TAXES (Additional Information) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Deferred Income Tax Expense (Benefit)	$ 2,316,000	$ 1,293,000
Deferred Tax Assets, Operating Loss Carryforwards, Domestic	33,900,000	27,900,000
Deferred Tax Assets, Operating Loss Carryforwards, State and Local	16,200,000	12,500,000
Description Of Annual Utilization Of Net Operating Loss Carryforwards	annual utilization of the Company’s net operating loss carryforwards may be limited if a cumulative change in ownership of more than 50% is deemed to occur within any three-year period.	annual utilization of the Companys net operating loss carryforwards may be limited if a cumulative change in ownership of more than 50% is deemed to occur within any three-year period.
Net Increase In Total Valuation Allowance	$ 2,316,000	$ 1,293,000